clearday + VIVEON





Clearday is the purpose-built Longevity-tech platform for the 170 million Americans turning 50 by 2030[1].



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clearday + VIVEON

Disclaimer

The information provided in this presentation is provided for information purposes only to assist you in evaluating the proposed merger (the "Merger") by and among Viveon Health Acquisition Corp. ("Viveon") and Clearday, Inc. ("Clearday" or the "Company"). No securities are offered by this presentation. Certain information provided in this presentation assumes that the Merger has been consummated.

There are statements in this presentation that are not historical facts. These "forward-looking statements" can be identified by use of terminology such as "anticipate," "believe," "can," "could", "estimate," "expect," "hope," "intend," "may," "plan," "positioned," "project," "propose," "should," "strategy," "will," "would," or any similar expressions. You should be aware that these forward-looking statements are subject to risks and uncertainties that are beyond our control. You should refer to a description of risks that may be provided in any supplement to this presentation and that are included in the filings ("SEC Filings") by Viveon and by Clearday with the Securities and Exchange Commission, including any registration statement or proxy regarding the Merger.

In light of these numerous risks and uncertainties, we cannot provide any assurance that the results and events contemplated by our forward-looking statements contained in this presentation will in fact transpire. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. We do not undertake any obligation to update or revise any forward-looking statements.

Unless otherwise indicated, information contained in this presentation concerning the Merger, or the Company, its business, the services that the Company provides and intends to provide, its industry and our general expectations concerning its industry are based on management estimates. Such estimates are derived from publicly available information released by third party sources, as well as data from our internal research, and reflect assumptions made by us based on such data and our knowledge of the industry, which we believe to be reasonable. However, we cannot provide any assurance that these assumptions or estimates will be accurate or events that we expect will in fact transpire. We do not make any representations or warranties regarding the information provided in this presentation. Any such representations and warranties will be made only in the definitive agreements regarding the proposed Merger and any issuance and sale of securities by us. The information provided in this presentation is only as of the date of this presentation and we do not have any obligation to update or supplement this information.

Any projections that are in or referenced in this presentation are based on information that we believe in good faith to be relevant and accurate. Projected information is inherently risky and there is no assurance that all relevant assumptions have been sufficiently considered.

This presentation does not create any obligation of Viveon or Clearday to enter into or continue any discussions or negotiations regarding any transaction or offer any securities.

Various third-party brands and logos depicted in this presentation are registered and common law trademarks of their respective owners and are used solely for illustrative and comparative purposes. The Company and its products have not been approved, sponsored, or endorsed by these entities, with which the Company has no affiliation, relationship, or arrangement. Quotes used in this presentation by unaffiliated persons do not indicate any endorsement or recommendation by any such person.

We may use in this presentation publicly available information including market research, studies or reports by third parties that include market demographics and other relevant market information. Such information or a link to such information is available upon request. We do not warrant any such information and do not have information that causes us to believe that any such market research, studies or reports are not correct in all material respects.

All information provided in this presentation is qualified in its entirety by information provided by Viveon or the Company in their respective SEC filings.

clearday + VIVEON

Disclaimer

Additional Information and Where to Find It

In connection with the proposed Merger, Viveon and Clearday expect to file with the SEC a registration statement on Form S-4 containing a joint preliminary proxy statement and a preliminary prospectus of Viveon, and after the registration statement is declared effective, Viveon and Clearday intend to mail a definitive proxy statement/prospectus relating to the proposed Merger to their respective stockholders. This presentation does not contain all the information that should be considered concerning the proposed Merger and is not intended to form the basis of any investment decision or any other decision in respect of the Merger. Viveon's and Clearday's stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Merger, as these materials will contain important information about Cleaday, Viveon and the proposed Merger. Such stockholders will also be able to obtain copies of these and other documents filed with the SEC, without charge, once available, at the SEC's website at www.sec.gov.

The documents filed by Viveon with the SEC also may be obtained free of charge upon written request to Viveon c/o Gibson, Deal & Fletcher, PC, Spalding Exchange, 3953 Holcomb Bridge Road, Suite 200, Norcross, GA 30092. The documents filed by Clearday, Inc. with the SEC also may be obtained free of charge upon written request to Clearday: 8800 Village Drive, Suite 106, San Antonio, TX 78217.

Financial Information; Non-GAAP Financial Measures

The financial information and data contained in this presentation are unaudited and do not conform to Regulation S-X. Such information and data may not be included in, may be adjusted in, or may be presented differently in the proxy statement/prospectus filed in connection with the Merger.

This presentation also includes certain financial measures not presented in accordance with generally accepted accounting principles ("GAAP"). You should be aware that the Company's presentation of these measures may not be comparable to similarly-titled measures used by other companies. Viveon and the Company believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company's financial condition and results of operations. Viveon and the Company believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures.

This presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, Viveon and the Company are unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included.

Participants in the Solicitation

Viveon and Clearday and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Viveon's stockholders and Clearday's stockholders in connection with the proposed Merger. A list of the names of the directors and executive officers of Viveon and Clearday and information regarding their interests in the Merger will be contained in the proxy statement. You may obtain free copies of this and other documents as described in the second paragraph under the above section titled "Additional Information and Where to Find It."

Before making any voting decision, investors and security holders of Viveon and Clearday are urged to read the registration statement, the proxy statement / prospectus and all other relevant documents that will be filed with the SEC in connection with the proposed Merger as they become available because they will contain important information about the proposed Merger.

No Offer or Solicitation

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Clearday is on a deliberate path to become a Health-tech leader

Clearday is moving from facility-driven Real Estate Business to a **Health Technology** Company in order to capture the massive unmet need caused by today's disconnected longevity-tech market.



Low Margin Real Estate Centric


clearday

R&D Centric Commercialization

Technology Centric


Clearday's Recommendation
Your Recommended Pathways
Mobility Essentials
Great form! Let's do 5 more arm circles, Janet!
– Mitra
clearday
Hello, Cindy.

Google acquires Fitbit, wearable health tech co. for $2.1B[2].

CVS to acquire healthtech platform Signify Health for $8B[3].

Amazon acquires One Medical for $3.9B[4] and iRobot for $1.7B[5].

Clearday + Viveon Health commercialize longevity-tech.

clearday + VIVEON

INVESTOR SUMMARY

Clearday is a purpose-built longevity-tech platform that addresses the most pressing operational and care gaps: **Quality of Care and Operator Revenue Growth**


clearday

1. A Proven Team

The leadership team is **transitioning the business** from owning and operating **high-performing senior-care facilities** into a **high-growth technology business** built from 20-years of wisdom and practice as operators.

2. The Care Crisis

The massive, pressing, and expensive **longevity care crisis** facing operators, families, and our aging populations is underserved by fragmented and siloed solutions with no market leader.

3. Our Care Solution

A combination of **AI-enabled Robotics and Software**, delivered in a **Platform-as-a-Service** is a drop-in **modernization solution for existing facilities** that improve patient outcomes, increases staff efficiency, and unlocks premium revenue opportunities for operators.

4. Our Go-To-Market

Clearday is accelerating adoption in Skilled Nursing, Daily Care, and Residential Facilities through TRECS, care legislation, and VA contracts that enable significantly **lower CAC** and **long-term LTV expansion** opportunities**.**

5. Business Flywheel

The Platform's capacity to monitor, meet, and manage a patient's care pathway in facilities — and beyond— unlocks increased **revenue**, **efficiency**, **data advantages,** and **inorganic growth** opportunities around the business.

6. Mission & Future Vision

Clearday has positioned itself to become the industry's **API for aging in place**, capable of expanding across the **aging continuum** to meet patient needs today in residential care facilities, skilled nursing, and as they age at home.

7. Our Value & Differentiation

Clearday's platform integrates the necessary **Autonomous Companionship**, **Care Intelligence**, and **Patient Data Platform** to address the challenges in the massive longevity care space.

clearday + VIVEON

Faced the Care Crisis Head On → Found No Existing Solution → Commercialized the Platform


Good Morning! How would you like to start your day?

*The leadership team is **transitioning the business** from owning and operating **high-performing senior-care facilities** into a **high-growth technology business** built from 20 years of wisdom and practice as operators.*

Proven Team

World class leadership in healthcare operations, technology, and market development.

Principals



Jim Walesa
Chairman and CEO

Mr. Walesa brings 30+ years experience in financial services with emphasis on real estate, energy, and the care and wellness industries. As a financial advisor he managed over $500M in assets for AMPC, the firm he founded in 1988.



Jagi Gill
CEO Viveon Health Acquisition Corp

Dr. Jagi Gill brings 20+ years of healthcare investment and general management experience. He has a been an executive at Boston Scientific and Acumed as well as serving as the Founder and CEO of three healthcare companies and investment fund.



Richard Morris
EVP, General Counsel

Mr. Morris brings 30+ years of experience as a practicing attorney and currently practices law as a partner of Wilson Williams LLC, a corporate transaction boutique firm. Prior to becoming a lawyer, Mr. Morris had a career as a CPA with 8 years of "Wall Street" experience.



Daniel Policy
Special Advisor

Mr. Policy brings 25+ years of experience as an accomplished executive focused on international business and investment with specific focus on starting, restructuring and managing businesses. Formerly, Mr. Policy was a European real estate securities portfolio manager with Morgan Stanley.

Care Experts

Alan Channing
Board Member

Former President and CEO of Sinai Health System Chicago, IL.

Elizabeth Caveness
Board Member

Founder Village Pharmacy of Hampstead Inc. Pharmacy Advocate.

Linda Carrasco
President of Care Services

35+ years of experience in skilled care residential facilities, including executive leadership roles.

Lane Bowen
Special Advisor

35 + years in post-acute care, C-Suite background in strategy and operations.

Technology + Innovation Experts

Peter Taylor
Advisor

20+ years executive experience in launching and scaling IOT, Robotics, and Wearable technology companies.

Justin Petro
Advisor

CEO and Founder of Thinktiv – generating returns for over 300 companies since 2005.

Steve Peterschmidt
Advisor

30+ years of technology and business. Founder of Porchlight Health. Former CTO Keller Williams Realty, Inc.

Alex Pappas
Advisor

20+ years of experience building companies and launching products at the intersection of hardware and software.

Legislative + Legal Experts

BJ Parrish
Director, COO

Integral to the investment and operations of businesses acquired by Clearday. Managed over $200M in CRE acquisitions & disposition.

John Whitman
ED, TRECS Institute

Wharton MBA Health Care Management specializing in aging and long-term care. In 2003, John founded The TRECS Institute

Robert Brown
Partner, ClearThink Capital

Managed over 200 public offerings, expert in reverse mergers, private placement, PIPE, LBO/MBO.

Gary Sawina
EVP Real Estate Operations

40+ years Sr. Management in Hospitality and has managed construction projects of $500M in capital expenditure.

Partners

thinktiv.

ClearThink CAPITAL

The TRECS Institute

Invento

DELMORGAN & CO.

The leadership team used 20 years of senior care experience, owning and operating high-performing facilities in commercializing Clearday's Longevity-tech Platform.

AS SEEN IN

Bloomberg WIRED WGN THE WALL STREET JOURNAL

clearday Living Centers — 2014

clearday Clubs — 2019

clearday Virtual — 2020

clearday Labs — 2021

clearday Platform — 2023

2014 2015 2016 2017 2018 2019 2020 2021 2022 2023

- 2014: Jim Walesa and BJ Parrish invest in Memory Care America, a company focused on Cognitive Care.
- 2015: Memory Care America (MCA) has 4 properties in Texas customized for memory care residents. Elite Memory Care operator Linda Carrasco added to the team.
- 2016: Operating control of MCA acquired, and transformation of low-performing facilities into top-performers with operational efficiency begins.
- 2019: AIU creates a new tech-enabled day care concept called Clearday Clubs.
- 2020: Clearday's Care model is digitized into "Clearday at Home".
- 2021: Reverse merger onto OTCQX
- 2021: 1st Clearday Club (ADC) is acquired
- 2021: Clearday Labs launches robotics

Clearday leaders have deep experience in longevity care

In the face of the care crisis...

Through **operating five facilities**, Clearday's management experienced the operational challenges facing facilities owners:

1. Out of control care costs
2. Care quality deficiencies
3. No differentiation

We found no existing solutions...

However, **legacy approaches didn't work** in addressing the needs of their facilities, their patients, or their staff:

1. Real Estate
2. Care Professionals
3. Technology Point-solutions

So, we commercialized the answer.

Clearday **pioneered care innovation R&D investments** that drove up pricing premiums while improving operational efficiency & care quality:

1. Robotics
2. Digitized care pathways
3. Interactive content
4. Novel treatment experiences

Clearday's Industry Leading Facilities

95%
Occupancy Rate
Compared to 72% industry average[6].

50%+
Decrease in PRN Meds
Correlated to increased autonomous robot engagement.

50%
Staff Retention
Compared to the 35% industry average[7].

18%
Incident Rate Reduction
With the introduction of Clearday Restore™.

clearday + VIVEON

The Care Crisis

Rapidly Aging Population

100%
of Baby Boomers will be over 65 by 2030[8]

\+ Massive

Caregiver Shortage

43:1
For every 43 positions, it can be as severe as only 1 available caregiver[9]

\+ Pressing

Facility Growth Limitations

$12B
3.5M Americans monthly spend on care facilities[10]

= Expensive

Care Crisis

*The massive, pressing and expensive **longevity care crisis** facing operators, families, and our aging populations is underserved by fragmented and siloed solutions with no market leader.*



We are in an ongoing and worsening global aging crisis.

Rapidly Aging Population

1B+
Over 1B people, globally, will reach age 50 by 2030[11].

170M+
In America, over 170M people will reach age 50 by 2030[1].

10,000
People turn 65 every day[12].

As 170M Americans reach age 50 in the 2030s, the relationship between those needing care and the 133M people capable of delivering it will soon invert.


300
200
2025
2030
2035
2040
2045
2050
Age 50+
Age 18-49

Our current health system is fundamentally under-resourced and not equipped to care for our aging population.

The care crisis is fueled by the massive 50% year-over-year turnover in healthcare workers.

Caregivers are Leaving

50% will leave

We will lose nearly 50% of our current healthcare workforce by 2025[13].

Unprecedented Talent Shortage

43:1

For every forty three positions, it can be as severe as only one available caregiver[9].

Hiring Unskilled/Underskilled Staff

40 hour deficit

The recommended training for high-risk patients is deficient by ~40 hours per caregiver[14].

Care Quality & Staff Ratio Suffers

23:1

The patient-to-caregiver ratio at facilities can be as severe as 23:1[14] while the average mandate is 8:1[15].

Severe Nursing Shortage Across Industry



Total Employees
Employment Cost Index
3.4k
3.3k
3.2k
3.1k
3k
2.9k
2.8k
6%
5%
4%
3%
2%
1%
10%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

US Operators of skilled nursing & senior housing are being impacted by 'crippling' labor shortages.

Bureau of labor statistics, Nursing & Residential Care Employment[16]

Monthly, care facilities treat 3.5M Americans at an estimated cost of $12B... *every month*[10].

31K+
Residential Communities

5K+
Adult Day Cares

16K+
Skilled Nursing Facilities

Despite the staggering spend at these facilities, they all face similar and significant challenges: Service commoditization and a lack of differentiation create significant margin pressure, *compounding financial risk, resulting in high churn, low occupancy, and costly care & facility deficiencies.*

Operators face significant Financial Risk & Inflationary Pressures...

Growth Challenged

Limited revenue growth opportunities beyond their core business, coupled with low occupancy rates, translate to little opportunity to differentiate or command more market share.

Leading to High Churn and Care Quality Challenges...

52% Staff Turnover

High staff churn and low staff to patient ratio; Nursing homes experience 52% turnover[17] resulting in care ratios approaching 19:1 – CMS mandates being closer to 8:1.

In combination exacerbate the gaps and add up financially.

$200M in Penalties

Nursing Home facilities also struggle with significant penalties attributed to care-related deficiencies, totalling over $200m in 2021[18].

Being in the operators' shoes

Operators are left with approaches that offer neither short-term benefit nor long-term gains.



The CapEx Option: Real estate upgrades at an average of $50k[19] to renovate a room in a facility, a standard 50-room facility may spend $2.5m on a refurbishment and need to pause operations for 12-18 months — yet not solve its root care quality or deficiency issues.
Image Attribution[20]



The OpEx Option: Up-staffing equivalent to add the interactivity, entertainment, and high-quality monitoring would require nearly the same financial investment; take up to 6 months to hire the required staff (50% of which will turn over in the next year) and not provide any differentiation.

CapEx and OpEx approaches both take years to recoup the high upfront cost and they simply don't resolve the root issues with health, safety, and quality of care.

Industry-wide crisis compounded by an aging America

Historically Low Care Quality

Patients

Rapidly Aging Population

As 170M people reach age 50 in the 2030's – with only 133M people capable of delivering care to the aging[1].

100%

Of Baby Boomers will be over 65 by 2030[8]

+

Industry-Wide Staffing Challenges

Caregivers

Caregiver Shortage

The care crisis is fueled by a massive 50% year-over-year turnover in healthcare workers[13].

43:1

For every 43 positions, can be as severe as only 1 available caregiver[9]

+

Facility Growth Constrained

Facilities

Facility Growth Limits

Monthly, care facilities treat 3.5M Americans at an estimated cost of $12B... every month[10].

$12B

3.5M Americans monthly spend in care facilities[10]

$85B

Health-Tech Investment (2011-2021)[21]

Massive tech investments have not translated to Operator benefits.

Despite the staggering investment spend and patient dollars being spent at these facilities, they continue to face challenges:

- Struggle to Differentiate
- Significant Margin Pressures
- High Staff Churn
- Low Occupancy
- Costly Penalties Due to Care & Facility Deficiencies

A Siloed Digital Solution Ecosystem

In spite of exploding technology investments in Digital Health and Agetech, operators have no off-the-shelf, drop-in solutions that solve for care quality, efficiency, or revenue growth. The historical approach has created a disconnected landscape of over **thirteen thousand** companies[22], resulting in more silos than solutions — and operators have no choice.


Clinical Admin
EHR/EMR
Population Health Mgmt
Genomics
Medical Big Data
IOT Health & Fitness
Med Devices
Health Communities
Digital Health
Telehealth
RPM
Robotics
Mobile Fitness
+
Health
Wellness
For Senior Living
Independence
Senior Living
For Caregivers
Cognitive Care
AgeTech
Home Care
End of Life Planning
Legacy
Tech-Enabled Home Care

Image Attribution[25]

Image Attribution[26]

$85B Health-Tech Investment[21] **13k** Health-Tech Companies[22] **$12B** AI-Heath-Tech Investment[23] **$2.1B** Health-Robotics Investment[24]

Our Care Solution

Pain Point Summary	Care Crisis Solution
Rapidly Aging Population	Edu-Tainment and Interactivity
+ Massive	
Caregiver Shortage	Autonomous Companionship
+ Pressing	
Facility Growth Limitations	Better Care Intelligence
= Expensive	
Disjointed Technologies	Integrated Platform

A combination of AI-enabled Robotics and Software, delivered in a Platform-as-a-Service is a drop-in modernization solution for existing facilities that improves patient outcomes, increases staff efficiency, and unlocks premium revenue opportunities for operators.

Platform As A Service

Clearday's Platform-as-a-Service (PaaS) approach provides operators an optimal path to more revenue, increased care quality, and lower overall costs:

1. **Integrated:** Hardware and software subscription for Companion Robotics, Digital Assessments, and Interactive Content.
2. **Easy to buy:** Delivered in a turn-key fashion to facilities with low-cost subsidized pricing through Gov't programs for qualified buyers.
3. **Low friction to Operations:** Deployable in < 30 days with no disruption to service.








Hello, Cindy .
Recommended Activities for Cindy
Clearday Notification
Your Mom just finished her mobility exercises for the day!

Pro-Operator

10:1
Pricing Advantage

An industry leading pricing advantage. Our autonomous engagement provides patient coverage that is otherwise financially impossible for operators to support. We are the quickest path to ROI vs alternative costly re-models or up-staffing.

Pro-Patient

+3
Touch-Points

3 more touch-points per day. Always on, proactive, "edu-tainment" and interactivity provides thousands of hours of interactive content designed to drive engagement, entertain, and exercise their mind, body, and soul.

Pro-Caregiver

1 Extra Shift
Per Facility Per Day

An extra 45 minutes a day to provide care. The future is *not* about replacing caregivers, but removing their burdens. We free up their time allowing them to concentrate on high-touch care to the highest risk patients.

Clearday's Platform Transforms Facility Operations

Better Care Intelligence

BEST Tests, Care Plans and Pathways for everyone.

13 critical longevity measurements establish a baseline capacity map for all residents, further personalizing their experience.


Your Recommended Pathways
Mobility Essentials
Why for you?

Autonomous Companionship

AI enabled Companion Robotics autonomously providing care.

3 more daily interactions with companion robotics. Automatic recognition enables continuous observation of high-risk populations, keeps patients engaged, and alerts staff to issues.


Great form! Let's do 5 more arm circles, Janet!
– Mitra
clearday

Edu-Tainment and Interactivity

Clearday's proprietary interactive content available on ANY screen.

45 minutes per day Clearday's ability to broadcast patient engagement and caregiver training content through any screen— TV, Mobile Tablet, or Robot — allows caregivers to gain back time to invest in high-risk patients.


Caregiver Content
Improving Patient Circulation
Patient Content
Make a Sandwich With Us
Vision Changes
De-escalating Conflict
Valentines Day Crafts
Seated Core Workout

Better Data In, Drives Personalized Care For All

Better Care Intelligence

BEST Tests, Care Plans and Pathways for everyone.

Establishing a baseline capacity map for all residents and personalizing their content through our BEST test (Behavior, Engagement, Stimulation, Temperament) Care Plans and Pathways.



Welcome to Clearday at Home.
Mind
Body
Soul
Thank you for all your thoughtful input!
Your Recommended Pathways
Mobility Essentials
Why for you?
Login
Clearday's Recommendation
We are placing Cindy at the start of the Green Pathway.
This Pathway is for our members who [pathway explanation, ex. are more physically capable and could benefit from more cognitive stimulation.]
Mind
Building a routine of consistent brain stimulation with a variety of challenges that will proactively support cognitive changes.
Brain Games
Creative Activity
Body
Creating a physical guide that balances both strengthening & restorative exercises, will complement current abilities & unlock greater capacity for movement.
Brain Games
Creative Activity
Soul
Introducing moments of laughter, relaxation, & reminiscing into day-to-day life, will offer joy & fulfillment.
Brain Games
Creative Activity

Data Collected

Clearday collects a BEST Tests on every resident to **personalize their experience** against 13 critical longevity measurements. Every customer's data record is updated with every interaction, from watching content to talking to a robot.

Robots That Care, Powered By AI

Autonomous Monitoring

AI-Enabled Companion Robotics Autonomously Providing Care.

Companion robotics deployed in facilities monitor high-risk populations 24/7, alerting a fully staffed remote management team when its motion detector is triggered – like in the the case of a fall.

Clearday's robots are remotely managed, so there's no additional effort required from Caregivers or Operators.

Content interaction and the Favorites feature help us personalize patient content.


Exercise
Join Deserie for Afternoon Seated Stretching
Education
Solve a Crossword Puzzle from The New York Times
Entertainment
Listen to Deserie Read The Catcher In The Rye Ch.1

Residents get more engagement

Operators get more coverage




clearday

Data Collected

Through its computer vision capabilities, Clearday robots monitor and keep track of residents mobility, logging deterioration in gait or movement, detecting falls, adjusting a resident's exercise plan, or alerting an on-staff OT or PT as needed.

Clearday Meets You Where You Are, Anywhere

Edu-Tainment and Interactivity

Clearday's proprietary interactive content available on any screen.

Clearday broadcasts both patient engagement content as well as caregiver training and educational content through any screen — TV, Mobile Tablet, or Robot.



clearday
Hello, Cindy .
This Week's Wellness Guide.
Mind
Body
Soul
Brain Games
Full Body Workout
Relaxation Exercise
Creative Activity
Restorative Exercises
Reminiscing & Entertainment
Today's Recommended Activities for Cindy
MIND
BODY







In a typical resident facility with 50 patients

One:Many
Clearday content & sessions scale for efficient, multi-facility distribution

100,000+ Minutes
Residents engaged in over 100k minutes of video content in 2022

3x the Interaction
With Clearday, patients can average 3 more daily interactions

15 Hours
Each caregiver can gain back up to 15 hours each month

Clearday's Future Care Solutions

New Revenue Opportunities

Clearday continues to drive value for operators by layering on services they can provide to their customer base.

Operators work hard to capture customers and Clearday helps them extend the lifetime value of each one with add-on services that reach far beyond an operator's traditional footprint.



Retention Add-ons

Take advantage of your existing platform investment in new digital tools/solutions.



Revenue Add-ons

Introducing hardgoods, package good, and medicines that can drive facility revenue.



Services Add-ons

Exploring new over-the-top service offerings for infacility and at home.

Clearday's future solutions provide operators a clear path to growth.


$278B TAM
54K Facilities in the US
Veterans
6.5M in 22 Target States[27]
GTM Advantage
20:1
LTV:CAC

How We Go To Market

Clearday is accelerating adoption in Skilled Nursing, Daily Care, and Residential Facilities through TRECS, care legislation, and VA contracts that enable significantly **lower CAC** and **long-term LTV expansion** opportunities.

Clearday concentrates on high-growth, high-need markets:

Global Adult Care Services will total $1.75T by 2026 with a 8.5% CAGR[28].

Hospice

1.6M People a Year enter Hospice, $24k avg stay[29]

Adult Day Care

Nearly 300k people utilize part-time care facilities[31], annually $25k[32]

24/7 Assisted Living Facilities

2.4M People live in full-time facilities, $200k avg stay[34]

Skilled Nursing Facilities

3.9M+ Americans a year enter a Skilled Nursing Facility, $11k avg stay[36]

Home Health & Home Care

Home Health, Telemedicine,
Remote Patient Monitoring



$29B[30]
US TAM
5,500
Centers[31]
$7B[33]
US TAM
31,400
Communities[34]
$92B[35]
US TAM
16,939
Facilities[36]
$179B[37]
US TAM
50M
People 65+[49]
$1T+
(est) US TAM

American Market Opportunity: $278B+ across 54k Facilities

LTV increases in high-frequency venues like Daily Care and Skilled Nursing where visits are more episodic, but "follow-home" opportunities that drive LTV are high.

TRECS Accelerates our Adoption

Clearday's "Companion Robotics" chosen as "Revolutionary Elder Care Solution" by TRECS Institute.

"John Whitman, a prominent elder care professional, and TRECS Institute, a not for profit organization devoted to using innovative care solutions to improve the quality of care to senior citizens and others in need of long-term care, support Clearday's robotic services.

WSJ

As seen in the Wall Street Journal | December 29, 2022

TRECS is an NPO dedicated to identifying programs, services and technologies that have promise for improving care for our nation's seniors while saving money for our health care system. thetrecsinstitute.org

Systematic Go-to-market Expansion

"We diligenced dozens of competitive offerings, but only Clearday's longevity tech platform was a clear winner for both patients and caregivers."

John Whitman
ED, TRECS Institute

Level 1: Subsidized Sales Accelerator

TRECS

Accelerated Adoption

Clearday intends to leverage its TRECS agreement and strategic alignment to cover facility's initial cost in key states with high concentrations of Target Facilities (**Skilled Nursing**, **Residential Care**, and **Adult Day Care** facilities) by accessing funding through Civil Money Penalty Grants, thereby reducing Clearday's cost of acquisition.

Level 2: State Expansion

Veterans

State Concentration

Clearday intends to take advantage of its existing contracts[40] with the Veterans Administration and focus on states with high Veteran populations over 65.

- California
- Texas
- Florida
- Pennsylvania
- Ohio

These total approximately **11,273**[41] facilities and **2.5M**[42] veterans across these states alone.

Level 3: Enterprise Sales

Enterprise

Top-down Expansion

Clearday intends to target ownership companies with ten or more facilities under management.

We intend to deploy a typical land-and-expand model allowing our early adoption via TRECS to be a cross and upsell opportunity for future years.

Across the 22 target states, there are **6.5M Veterans**[43] over 65 and a total of **38m people all over 65**[44].

Within these states there are approximately **23,000+ Facilities** split between:

- SNFs: 11,000+[45]
- RCFs: 10,000+[46]
- ADCFs: 500+[47]

Clearday has Value-Added solutions to enhance platform stickiness.

Clearday's platform enables high attachment rates for new solutions. These add-ons extend our footprint from facility to home. In high-frequency venues like SNFs and Daily Care we can effectively acquire customers and follow them back home.

1. **Easy to Integrate Digital Bolt-Ons for Operators to existing endpoints**
2. **High Margin Value Adds for Both Clearday and Operators**
3. **Low CAC from Previously Acquired Patients and Operators**



Digital Add-On

Digital add-ons expand the reach of an operator's facility by extending to any screen, TV, or tablet in the facility or home.

Clearday At Home

Tablet-based Access At Home

Clearday TV

Operator-wide Streaming to TVs



Pharmacy

Clearday Med Management intends to work with facilities to streamline their med delivery and through our interactive end points enhance med compliance.

Script Fulfillment

Filling and Delivery of Meds

Med Compliance

Follow-home Coverage with Remote Monitoring



Remote Care

Clearday intends to enable third-party providers to deliver care directly to customers, extending our digital safety net.

Virtual Visits

OT/PT Telehealth

At Home Robotics

Companion Robotics in the Home

Practical impact of TRECS Civil Money Penalty Fund Grant program on CAC and LTV

$1.49B
CMPF TOTAL

$1.49B The Civil Money Penalty Fund total in 2022[48], with $200M added by senior care facility deficiencies in 2021.

500k
PER GRANT

The single state grant average each year to deliver care innovation is $500k. Clearday can reapply each year to unlock additional grant funds.

20:1
LTV:CAC

At an example average single TRECS acquired facility, including modest adoption of 10% for add-on services, the **5 year total platform LTV** could be $500K; with a LTV:CAC ratio of 20:1 per facility.



$ 200,000,000.00
$ 150,000,000.00
$ 100,000,000.00
$ 50,000,000.00
$ -
104 M
32 M
11 M
14 M
3 M
164 M
TRECS Contribution
Pharmacy
OT/PT
RPM
TV
Subtotal

Between 2023 and 2027, TRECS-acquired facilities (est. 200 by 2027) revenue contribution could be between $100M and $164M.

Clearday offers a far better ROI than traditional modernization alternatives

Facility Remodel

High CapEx Approach

- Significant facility disruption
- No immediate change in care quality or care-related deficiencies
- Long time-to-value & payback

Re-Staffing or Up-Staffing

High OpEx Approach

- Significant lead time for resources
- High year-over-year turnover
- No resolution to burnout, training gaps, or 24/7 coverage

Technology Bundling

High Time Cost

- Requires managing 4 or more vendors to cobble together a solution
- Long time-to-value and payback
- No gain in brand differentiation

10x ROI
Compared to Remodeling

Clearday Platform

Low Friction / Low Cost

- Integrated and only one vendor to manage
- Time to Value in 30 days
- Priced as a service with low upfront cost
- Powered-by facilities see brand and pricing lift

EXAMPLE 1-YEAR COST RUNOUT

$2.5M

Based on 50-room facility and average of $50k[19] per room renovation.

$1.8M

The 5-year cost of hiring a comparable 12-person staff to improve staffing to patient ratio as our Platform.

$2-3M

Providers would need to manage multiple vendors, none of which would be integrated or as complete.

$20k/mo

$42 dollars a day per room. And as little as **zero dollars** in the first year for qualified TRECS facilities.


Efficiency Gains
Brand Building
Drive Retention
Drive Revenue
Cost Takeout
Clearday Flywheel

Business Flywheel

*The Platform's capacity to monitor, meet, and manage a patient's care pathway in facilities — and beyond— unlocks increased **revenue**, **efficiency**, **data advantages**, and **inorganic growth** opportunities around the business.*

Clearday's Business Engine for Growth

We have **curated** the optimal combination of necessary solutions to unlock the longevity-tech flywheel.

Together these solutions deliver optimal and proactive care interventions to patients based on their need, capacity to receive treatment, wherever they are most comfortable.

Through these interactions we intend to develop the most continuous non-clinical data repository centered on aging adults.



2. Assessments
1. Proactive Monitoring
3. Endpoint Delivery
Clearday
Platform-as-a-Service
Passive Care
Active Care
Efficiency Driver
Growth Driver
5. Care Solutions
4. Interactive Content

*Clearday's flywheel is the **API for Aging in Place** from facilities to the home.*

Flywheel Structural Advantages

Efficiency & Cost Take-out

Our operator-centric approach and curated solution mix set the business up for expansion aligned to customer needs. This approach locks in retention through improved care outcomes and caregiver efficiency.

Revenue & Retention Drivers

Our “walled-garden” approach provides an increasingly sticky solution. Adding new high-margin services comes with low CAC and high LTV.

CARE EFFICIENCY AND QUALITY

In combination, our BEST test and Care Pathways allow everyone to be scored and measured against a single baseline — aligning future content and recommendations.

COST TAKEOUT

Our robots feature computer vision capabilities that continuously track patients, looking for changes in behavior or physical ability.

BRAND BUILDING

Whether it’s a TV, a mobile device, or a companion robot, we bring the care to the patient. The ultimate ease of use and high-touch experience for patients and operators.

Passive Care

Active Care

Efficiency Driver

Growth Driver



2. Assessments
1. Proactive Monitoring
3. Endpoint Delivery
Clearday's Business is THE longevity tech solution mix
5. Care Solutions
4. Interactive Content

REVENUE DRIVER

Through the careful monitoring of these data points, we can recommend innovative treatments and provide Remote Monitoring and Virtual Visits.

OUTCOMES & RETENTION

Clearday content is proven to work in the real world: it delivers the exercise, education, and entertainment required to keep people engaged.

INORGANIC GROWTH AND M&A

Designed into each spoke of Clearday’s flywheel is the ability to add new capabilities — through building, buying, or partnering — that bring in new revenue opportunities or cost take-out efficiency.

LONGITUDINAL CARE DATA

Interactions across the flywheel aid in both real-time delivery of interactions, and, over time, build out a complete picture of a patient’s changing capacities.

"We can't have one caregiver for every resident no matter what... but just like Bill Gates said he wants to see a PC on every desk... we see a robot in every room, because it's not about replacing people, but about allowing our human carers to do better work."

— Jim Walesa | WIRED

Our Mission and Future

Clearday has positioned itself to become the industry's **API for aging in place**, capable of expanding across the **aging continuum** to meet patient needs today in residential care facilities, skilled nursing, and as they age at home.

OUR MISSION

Create the most valuable longevity tech company addressing the care crisis.

Clearday's platform is purpose built to address the significant challenges facing aging populations: **industry-wide staffing challenges**, **historically low care quality**, and **non-stop rise in the cost of care**.

Clearday's future doesn't end at care facilities.

Our vision is to positively impact the **50M Americans over 65**[49] who overwhelmingly want to age in place gracefully at home.



Clearday is closing the gaps in the continuum for aging Americans

90%

Of the 56 million Americans over 65 want to age in place[49]

144 days

The average length of stay in skilled nursing facilities after heart failure[50]

3 Million

Older adults treated in emergency departments each year for fall injuries[51]

Today

Event-Based ER visits often are the catalyst for being forced to leave home

Readmission for folks in mental and physical decline due to falls, med-non-compliance, or inability to perform ADLs is exacerbated by these gaps

No Connection between facilities creates gaps in data, care plans, and knowledge

Accelerated Decline is often a symptom of these rapid and unintentional transitions between venues and care providers


Living at Home
Emergency Room
Skilled Care
Specialty Visits
Independent Living
Emergency Room
Skilled Care
Emergency Room
Assisted Living
Hospice



Comfortable at Home

By starting at home with critical longevity measurements, Clearday knows your RISK, and builds a personalized plan to help you stay aligned to the care you need.



Clearday Powered Facilities

Clearday powered facilities have more engagement, stimulation and corresponding therapies to keep you on your existing care path or to adjust the path to better suit your situation.



Aging in the Right Place

Robotics, content, and add-on services like OT and PT come together to monitor, engage, and care for Aging Americans – with the grace we know they deserve.

Tomorrow

Clearday is their lifelong partner in aging.

We are developing the richest non-clinical data repository centered on aging adults.

Clearday's flywheel helps us build the most proactive care plans — and a **structural data advantage** for the business's future.

A Clearday's platform design enables new technologies and solutions to accelerate value at every endpoint.

B Clearday's DATA HUB continuously monitors patient inputs to adjust their care plan, alert caregivers to changes, and keep them engaged.

C Clearday's Platform can extend across every touchpoint to capture white space data in a patient's journey through aging.



2. Assessments
1. Proactive Monitoring
3. Endpoint Delivery
Care Intelligence Engine
5. Care Solutions
4. Interactive Content
Passive Care
Active Care
Efficiency Driver
Growth Driver
Behavior Scores
Physical Changes
Content Optimization
Engagement Scores
Stimulation Analysis
Temperament Scores
At Home
Skilled Nursing Facility
Adult Daycare
Assisted Living
24/7 Specialty Care

Clearday 2027 Goals

377
Clearday Powered Facilities by 2027

5000
Companion Endpoints in Service by 2027

$146m
Total Revenue by 2027


AI & Data
C
Health-Tech
Robotics

Our Value & Differentiation

*Only Clearday's platform integrates the necessary **Autonomous Companionship**, **Care Intelligence**, and **Patient Data Platform** to address the challenges in the massive longevity care space.*

Operating Income Expectations

Clearday has a line of sight to superior operating efficiency alongside strong margin expansion.

Between 2023 and 2027, we intend to focus on increasing revenue growth while at the same time expanding our operating margins — increase profitability, by decreasing costs and increasing market share.

377 Facilities

With over 5000 Platform Endpoints by 2027

1% Penetration

Market Penetration by 2027 of 54k Facilities

20:1

LTV:CAC through advantaged GTM approach

49% Operating Ratio



Operating Income
Revenue
Trendline for Revenue
$ 160,000,000.00
$ 140,000,000.00
$ 120,000,000.00
$ 100,000,000.00
$ 80,000,000.00
$ 60,000,000.00
$ 40,000,000.00
$ 20,000,000.00
$ -
Revenue
2022
2023
2024
2025
2026
2027
Historical
Projected
$146M
$72.5M

* *Financial projections reflect management's current expectations and beliefs. Financial performance, including high growth and profitability metrics is subject to change. See disclaimers.*

Est. Revenue Contribution by Service Line

Clearday can become a lifetime brand partner for people as they age.

We intend to modernize the estimated $278B America longevity-tech market opportunity by modernizing the daily care, skilled nursing, and long-term care facilities struggling to care for aging patients.

$35M

TRECS Civil Money Penalty Fund grant revenue contribution in 2027

$51M

Enterprise growth though state-by-state and VA relationships in 2027

$48M

Over-the-top add on services and solutions in 2027

25.5% CAGR Opportunity by 2027



$146M
$ 150,000,000.00
$ 100,000,000.00
$ 50,000,000.00
$ -
$3.2M
$15.1M
$38.7M
$66.5M
$101.7M
2022
2023
2024
2025
2026
2027
Daycare
Prop Co Rev
Add-ons
Enterprise Expansion
TRECS

** Financial projections reflect management's current expectations and beliefs. Financial performance, including high growth and profitability metrics is subject to change. See disclaimers.*

Investment Narrative

Clearday's platform is purpose built to address the significant challenges our healthcare system is currently facing: **industry-wide staffing challenges**, **historically low care quality**, and **non-stop rise in the cost of care**.

Clearday is the only current platform that integrates the necessary components to address the challenges to become an industry leader. Bolstered by its strategic alignment with **TRECS**[52] (reducing Clearday's cost of acquisition by covering facilities initial costs in key states through accessing Civil Money Penalty Fund Grants), and its pioneering legislative efforts with the **VA**[53], it has a distinct go-to-market advantage.

It's **platform-as-a-service** extends beyond the facility-based care business enabling the future **digital delivery of care at home**, remote monitoring and telehealth, further separating us from point-solution competitors.



Care Intelligence
Autonomous Monitoring
AI-Enabled Endpoints
AI
Health
Robotics
Value Add Treatments
Interactive Care Content

Clearday Protective Moat

- Clearday Platform-as-a-Service
- Go-To-Market Acceleration TRECS/Legislatives
- Sticky Value-Add Solutions
- Extension to the Home

Clearday sits at the confluence of significant & exciting trends

Clearday's longevity-tech platform curates existing technology solutions in just the right amounts — making it a great practical application of many of these investment waves in innovation.

Autonomous Monitoring

19.4%
CAGR
2020-2025

70.6M users by 2025[54]

Users of remote patient monitoring solutions

Care Intelligence

54.5%
CAGR
2011-2021

$10B in 2021[55]

Funding to AI solutions for the healthcare market

Autonomous Companion Care

21.3%
CAGR
2020-2027

$32.5B market by 2027[56]

Global Healthcare companion robotics market growth

Patient Engagement

15.1%
CAGR
2022-2030

$18.1B market by 2030[57]

Interactive and Engagement solutions

Value Add Treatments

6.65%
CAGR
2010-2021

$121B in 2021[58]

Medicare spending on pharmaceuticals

clearday + VIVEON

Transaction Overview

Implied post-money enterprise value **$370,000,000**[1]

$50M (5M shares) awarded to company in earnout based on achieving an Adjusted Net Income performance milestone[2]

No minimum cash to close condition

Net proceeds used to accelerate Enterprise Sales Expansion and R&D in AI tools to expand portfolio

Pro Forma Ownership


Clearday Shareholders | 81%
Public Shareholders | 5%
SPAC Sponsor | 14%

1. *Assumes cash in SPAC trust as of April 2023 and no redemptions*
2. *Schedule of earnout shares: 5 million shares valued at $10.00 per share (equivalent of $50 million) when the company achieves profitability for a 12-month period within 5 years of close of transaction.*

A Clear(day) Valuation Framework

1. Clearday offers a superior alternative for operators over legacy revenue and retention solutions.
2. Our purpose-built solution for longevity care with BEST Assessments and AI-driven Care Pathways, our Care Intelligence Engine keeps people engaged and on a plan to age gracefully.
3. Through interactive content and treatments proven to work in the field, we deliver better results for patients, families, and operators — helping avoid costly hospitalizations and facility delinquencies that far outweigh the cost of adoption.
4. With a customer-friendly "as a Service" delivery model, combined with our gov't and legislative leadership, Clearday makes initial adoption nearly costless for qualified facilities.
5. We intend to modernize the nearly 40k daily care, skilled nursing, and long-term care facilities struggling to care for aging patients — a near term $10B opportunity.
6. Our longitudinal data repository grows with every interaction in non-clinical settings — data that is lost today, not captured in EMRs and EHRs, is leaving huge gaps in patient care.
7. As our data and facility footprint increases, we have ample opportunity for vertical and horizontal expansion through premium "over-the-top services" like med-management and delivery, on-demand OT and PT services, and high-margin CPG offerings.
8. **We are developing the richest non-clinical data repository centered on aging adults.**


AI & Data
C
Health-Tech
Robotics

10:1

Pricing advantage over costly remodel solutions.

50%

Reduction from baseline PRN medication use.

20:1

LTV:CAC advantage in TRECS facilities.

30 min

Caregiver min returned through with our content & companions per shift

Expected results with Clearday's current 10-robot plan in an average 50 bed community.




Clearday's Recommendation
Your Recommended Pathways
Mobility Essentials
Great form! Let's do 5 more arm circles, Janet!
– Mitra
Hello, Cindy .
Mind
Body
Soul
Today's Recommended Activities for Cindy
clearday

Clearday is a Health-tech leader with compelling fundamentals and expansion potential.

Clearday's flywheel is the **API for Aging in Place** from facilities to the home, enabling us to develop the richest non-clinical data repository centered on aging adults.

Health Tech Leader

$278B TAM Across 54,000 facilities

+

<1% Market Penetration by 2027 in 377 Facilities

+

5000 endpoints in 377 Facilities by 2027

+

Advantaged 20:1 LTV to CAC Ratio

+

$146M Revenue & Operating Ratio of 49% by 2027

=

$370M Valuation

Clearday + **Viveon Health $370 Million** commercialize longevity-tech.

Fitbit's $2.1B acquisition was **0.17% of Google's $1.22T enterprise value**[59].

Signify Health's $8B acquisition was **5.3% of CVS's $150.5B enterprise value**[60].

OneMed and iRobot's $5.6B acquisitions were **0.5% of Amazon's $1.08T EV**[61].

Welcome to a new generation of longevity care.

clearday + VIVEON

Contact:
Robert Brown – Partner, ClearThink Capital
rbrown@clearthink.capital

Citations

Slide 1
1 - Alliance for Aging Research

Slide 3
2 - Insider Intelligence
3 - Healthcare IT News
4 - The Washington Post
5 - Amazon

Slide 8
6 - Statista
7 - Home Health Care News

Slide 9
8 - United States Census Bureau
9 - Axios
10 - SNFData; National Center for Health Statistics; National Center for Health Statistics

Slide 10
11 - United Nations
12 - Health and Human Services

Slide 11
13 - Health Affairs
14 - Theconsumervoice.org
15 - aspe.hhs.gov; Nurseio
16 - US Bureau of Labor Statistics

Slide 12
17 - HIT Consultant
18 - Centers for Medicare and Medicaid Services

Slide 13
19 - Senior Housing Business
20 - Image Attribution

Slide 14
21 - Rock Heath

Slide 15
22 - CB Insights
23 - Venture Beat
24 - Pitchbook Query: Industry Verticals: "Healthcare Devices and Supplies" AND "Robotics and Drones"
25 - TheGerontechnologist
26 - Venture Scanner

Slide 23
27 - U.S. Department of Veterans Affairs

Slide 24
28 - Facts and Factors Research
29 - Statista
30 - Verified Market Research,
31 - National Center for Health Statistics
32 - Seniorliving.org
33 - IBISWorld
34 - National Center for Health Statistics
35 - Grandview Research
36 - SNF Data
37 - Grandview Research

Slide 25
40 - Contracts available in data room
41 - SNF Data; Statista; Caring.com
42 - U.S. Department of Veterans Affairs
43 - U.S. Department of Veterans Affairs
44 - Consumer Affairs
45 - SNF Data
46 - Statista
47 - Caring.com

Slide 27
48 - Consumer Financial Protection Bureau

Slide 33
49 - AARP; U.S. Census Bureau; Statista

Slide 34
50 - Mayo Clinic
51 - Centers for Disease Control and Prevention

Slide 39
52 - TRECS
53 - GlobeNewswire; Congress.gov

Slide 40
54 - Insider Intelligence
55 - Becker's Hospital Review
56 - Acumen Research and Consulting
57 - Grandview Research
58 - Medicare and Medicaid Services

Slide 43
59 - Morningstar
60 - Morningstar
61 - Morningstar